Subsequent events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent events
16.	Subsequent events
Acquisition of Logitel

In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (Logitel), a Norway-based company focused on the high-end floating accommodation market. The purchase price for the shares of Logitel consisted of $4.0 million in cash due on closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria, primarily relating to the construction of the three floating accommodation units (FAUs) ordered from the COSCO (Nantong) Shipyard (COSCO) in China, are not met. Two of the FAUs are currently under construction and in August 2014, the Partnership exercised one of its existing six options with COSCO to construct a third FAU. Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, plus extension options, with Petroleo Brasileiro SA (Petrobras) in Brazil for the first FAU which is scheduled to deliver in the first quarter of 2015. The Partnership expects to secure charter contracts for the remaining two newbuilding FAUs prior to their respective scheduled deliveries in the fourth quarter of 2015 and the third quarter of 2016.

The Partnership is committed to acquire the three FAUs ordered from COSCO for a total cost of approximately $534.0 million, including estimated site supervision costs and license fees to be paid to Sevan Marine ASA (or Sevan) to allow for use of its cylindrical hull design in these FAUs. As at the date of acquisition, payments made towards these commitments totaled $18.0 million and the remaining payments required to be made under these newbuilding contracts are $8.8 million (balance of 2014), $341.0 million (2015) and $166.2 million (2016). The amount of the license fees, in aggregate for the three FAUs ordered from COSCO, is $22.2 million, subject to reductions of some or all of this amount if certain performance criteria, primarily relating to the construction of the three FAUs ordered from COSCO, is not met. The amount of site supervision costs are based on hours spent at agreed upon hourly rates as per the Partnership’s agreement with Sevan.

The Partnership intends to finance the initial newbuilding payments through its existing liquidity and expects to secure long-term debt financing for the units prior to their scheduled deliveries. Prior to the acquisition, financing for $60.0 million of costs incurred by Logitel relating to the acquisition of two partially completed hulls from Sevan and the subsequent construction installments to COSCO has been provided by a bond agreement between Logitel and Sevan, The Partnership has assumed Logitel’s obligations under the bond agreement as part of this acquisition. The bond is non-interest bearing and is repayable in amounts of $10.0 million within 6 months of delivery of each of the next six FAUs, including the three ordered from COSCO. The bonds are redeemable at par at any time by Logitel. The bonds are convertible by Sevan. The conversion option is exercisable if the fourth of six options with COSCO is not exercised by its option expiry date on November 30, 2016, In this case, Sevan has a one-time option to receive the remaining two options with COSCO in exchange for the extinguishment of the remaining amount owing on the bond agreement. If the one-time option is not exercised by Sevan, any remaining amount owing on the bond agreement will be forgiven when there is a continuous three-year period, from the date of the latest delivery of a newbuilding FAU based on the Sevan cylindrical hull design, where no such Sevan design FAUs are ordered.